UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 1, 2010

O.I. CORPORATION
(Exact name of registrant as specified in its charter)

Oklahoma	0-6511	73-0728053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 Graham Road, P.O. Box 9010, College Station, Texas		77842-9010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (979) 690-1711

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8 Other Events.

On November 1, 2010, the Company issued a press release announcing a special dividend of $0.50 per common share and a regular quarterly dividend of $0.05 per common share, both of which are payable on November 15, 2010 to shareholders of record at the close of business on November 10, 2010.

A copy of the press release is attached hereto as Exhibit 99.1. The press release is furnished, not filed, pursuant to Regulation FD.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release dated November 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

O.I. CORPORATION

Date: November 1, 2010 By: /s/ J. Bruce Lancaster J. Bruce Lancaster, Chief Executive Officer & Chief Financial Officer